BRINSON STRATEGY FUND                                              ANNUAL REPORT


                                                                October 15, 2001





Dear Shareholder,


   We are deeply saddened by the tragic events of September 11, 2001. All of us who are part of the global UBS family mourn the terrible loss of life on that day, and our heartfelt condolences are with our many friends, colleagues, neighbors, and others who have been personally affected. As a company, we are grateful for, and actively support, those engaged in the courageous and tireless rescue, relief and recovery efforts.

   We would like to assure you that we are fully operational and your account records and assets have been secure at all times. The economic and capital markets in the U.S. are fundamentally sound and we remain committed to helping you meet your financial goals.

   These are challenging times. Our nation and economy have faced tragedy before and have demonstrated remarkable resilience. At times like these, it is important for investors to stay focused on the fundamentals of a solid, long-term investment program. We remain committed to providing sound advice toward helping investors meet their long-term investment needs.

   We present you with the annual report for Brinson Strategy Fund (formerly named PaineWebber Strategy Fund) for the fiscal year ended September 30, 2001.

ANNUAL REPORT                                              BRINSON STRATEGY FUND


PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Brinson Strategy Fund (Classes A, B, C and Y) and the S&P 500 Index from December 2, 1999 (Fund's inception date) through September 30, 2001.

[CHART]

                    BRINSON STRATEGY   BRINSON STRATEGY   BRINSON STRATEGY   BRINSON STRATEGY    S&P 500
                     FUND (CLASS A)     FUND (CLASS B)     FUND (CLASS C)     FUND (CLASS Y)      INDEX
      12/2/1999           $9,551            $10,000            $10,000            $10,000        $10,000
     12/31/1999           $9,761            $10,220            $10,220            $10,230        $10,435
      1/31/2000           $9,054             $9,470             $9,470             $9,480         $9,911
      2/29/2000           $8,978             $9,380             $9,380             $9,400         $9,724
      3/31/2000           $9,799            $10,230            $10,230            $10,270        $10,675
      4/30/2000           $9,179             $9,580             $9,580             $9,620        $10,354
      5/31/2000           $8,634             $9,010             $9,010             $9,050        $10,141
      6/30/2000           $8,625             $8,990             $8,990             $9,040        $10,391
      7/31/2000           $8,434             $8,790             $8,780             $8,850        $10,229
      8/31/2000           $8,873             $9,230             $9,230             $9,310        $10,864
      9/30/2000           $8,300             $8,630             $8,630             $8,710        $10,290
     10/31/2000           $7,708             $8,010             $8,010             $8,090        $10,247
     11/30/2000           $6,676             $6,940             $6,940             $7,020         $9,440
     12/31/2000           $6,695             $6,960             $6,960             $7,040         $9,486
      1/31/2001           $7,412             $7,690             $7,690             $7,780         $9,823
      2/28/2001           $6,170             $6,400             $6,400             $6,480         $8,927
      3/31/2001           $5,463             $5,660             $5,660             $5,740         $8,361
      4/30/2001           $6,151             $6,370             $6,370             $6,470         $9,010
      5/31/2001           $6,036             $6,250             $6,250             $6,350         $9,071
      6/30/2001           $5,721             $5,920             $5,920             $6,020         $8,850
      7/31/2001           $5,406             $5,580             $5,580             $5,680         $8,764
      8/31/2001           $4,938             $5,100             $5,100             $5,190         $8,215
      9/30/2001           $4,298             $4,262             $4,440             $4,530         $7,551

Past performance is no guarantee of future performance.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 9/30/01

                                                  6 MONTHS    1 YEAR     INCEPTION@
                                     CLASS A*      -21.33%    -48.22%     -35.32%

                                     CLASS B**     -21.55     -48.55      -35.79

            Before Deducting         CLASS C+      -21.55     -48.55      -35.79
        Maximum Sales Charge

                                     CLASS Y++     -21.08     -47.99      -35.08


                                     CLASS A*      -24.87     -50.55      -36.92

             After Deducting         CLASS B**     -25.48     -51.12      -37.20
        Maximum Sales Charge
                                     CLASS C+      -22.34     -49.07      -35.79

HIGHLIGHTED STOCKS-SM- List (1)

       After Announcement, close                      N/A      -47.1         N/A
       After Announcement, open                       N/A      -45.2         N/A

               S&P 500 Index                        -9.69     -26.63      -14.25

Lipper Large Cap Core Median                       -10.53     -27.49      -14.20

Past performance is no guarantee of future performance. Performance results for the Fund assume reinvestment of all dividends and capital gains, if any. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative.

[SIDENOTE]
The graph depicts the performance of Brinson Strategy Fund (Classes A, B, C and
Y) versus the S&P 500 Index. It is important to note Brinson Strategy Fund is a professionally managed mutual fund while the Index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

The UBS Warburg HIGHLIGHTED STOCKS list is not compiled with any client or product in mind, including Brinson Strategy Fund. Price returns of the HIGHLIGHTED STOCKS list do not predict the future results of the list or the Fund. Deviations from the HIGHLIGHTED STOCKS list's price returns will result because those returns do not reflect the execution of actual purchases or sales. A mutual fund following the HIGHLIGHTED STOCKS list may not be able to execute purchases and sales at the prices used to calculate the price returns of the list. Because the HIGHLIGHTED STOCKS list is a paper portfolio that is not managed to a target number of stocks, no "rebalancing" of actual investments is done when stocks are added to or deleted from the list. The Fund also will be subject to daily cash flow, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage commissions, as well as the advisory fees and other expenses that the Fund bears. In addition, because the HIGHLIGHTED STOCKS list does not include a cash component, price returns of the list are based on a constant 100% investment in the stocks on the list.

@ Inception: since commencement of issuance on December 2, 1999 for share classes A, B, C and Y. Inception returns for the Lipper Median and the S&P 500 Index are also as of December 2, 1999.
* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors.
   Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

"After Announcement, close" reflects the performance of the HIGHLIGHTED STOCKS list, using the closing price on the day of the announcement of any changes to the list. We believe this is a more appropriate benchmark for the Brinson Strategy Fund. This benchmark takes into account that we will not necessarily execute trades for the Fund at the open, as we want to minimize the market impact of the announcement. "After Announcement, open" reflects the performance of the list, using the opening price on the day of the announcement of any changes to the list. The indicated price returns are based on capital appreciation, excluding dividends and transaction costs such as commissions, markups, fees and interest charges. Actual transactions adjusted for such transaction costs will result in different returns.

MARKET REVIEW

   Dramatic changes in the U.S. economic and monetary climate spurred a sharp correction in stock prices during the fiscal year ended September 30, 2001. Despite repeated interest rate cuts by the Federal Reserve Board (the "FED"), in an effort to invigorate the economy, slowing economic growth was marked by deteriorating corporate earnings, surging unemployment claims, slowing manufacturing sales and a drop in consumer confidence. At the same time, a synchronized worldwide slowdown harmed U.S. companies previously cushioned from domestic weakness by robust markets in Europe and Asia.

   Although the markets suffered late in the fiscal year, the September 11 tragedy increased the momentum of the markets' downward decline. Certainly, the last quarter only exacerbated what had been a disappointing year for equities in general. During the fiscal year ended September 30, 2001, the Nasdaq Composite plummeted 59.2% while the S&P 500 fell 26.6%. Although most major equity indices declined during the period, securities with a value orientation escaped some of the more dramatic dips in stock prices. Value stocks, represented by the Russell 1000 Value Index, declined by just under 9%.

   Economic and market weaknesses depressed equities before September's arrival. Business spending had endured a prolonged slump. The National Association of Purchasing Management's Index for manufacturers was below 50 every month of the period. (A mark under 50 signifies a recession in this sector of the economy.) Consumer spending and consumer confidence, both bright spots during the period, began to wane during the third quarter of 2001. Meanwhile, new unemployment claims continued to climb, and the unemployment rate had reached 4.9% at period-end. The latter figure is expected to increase, as the almost 100,000 laid off by the airlines industry and additional thousands from other travel and tourist-related sectors face unemployment. Adjusted real gross domestic product barely fell into positive territory during the second quarter, recording a 0.3% annual rate of growth.

   All the news, however, is not bleak. Consumer spending and confidence, while not as strong as a year ago, remain relatively strong, even after September 11. Aggressive monetary stimulus by the Fed continued through the period, with the Fed Funds rate standing at 2.5% after its ninth rate reduction of 2001 (the rate was reduced an additional 0.50% in October). This has helped to fuel a refinancing binge among consumers. The federal government also contributed to economic invigoration, beginning with the tax rebate checks during the summer that were part of the 2001 tax relief package, and, continuing in September, when Congress rushed through a $40 billion relief bill for New York City and Washington, D.C., and an additional $15 billion package to aid the embattled airlines.

   In the short term, we expect the markets to continue to be affected by post-September 11 uncertainty. Over the long term, the market's behavior will, as always, be informed by the underlying fundamentals of the U.S. economy. Looking ahead, we believe that recent action by fiscal and monetary authorities will help to stabilize the economy and encourage recovery.


* Weightings represent percentages of net assets as of September 30, 2001. The Fund's portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
HIGHLIGHTED STOCKS LIST AS OF SEPTEMBER 30, 2001

Adobe Systems
America Movil
American Express
Amgen
AOL Time Warner
Aventis
Bank of New York
Baxter International
BEA Systems
Bed Bath & Beyond
BHP Billiton
Cardinal Health
Check Point Software
  Technologies
Cisco Systems
Citigroup
Clear Channel
  Communications
Coach
Delta Air Lines
El Paso
Electronic Arts
EMC
Exelon
Federal Home Loan
  Mortgage
Fifth Third Bancorp
FleetBoston Financial
Hartford Financial
Home Depot
IBM
JDS Uniphase
J.P. Morgan Chase
Kohl's

PORTFOLIO REVIEW AND OUTLOOK

   The Fund significantly underperformed the broader market during the fiscal year ended September 30, 2001. Class A shares declined 48.2% against a decline in the S&P 500 Index of 26.6%. The negative performance was due in large part to the Fund's large-cap growth orientation and significant allocation to the technology sector. Slowed economic growth during the period engendered a broad-based sell-off in the stock market. As a result, stock prices declined precipitously and investors shifted their focus away from large-cap growth stocks. Although most areas of the equity markets suffered, large-cap growth stocks were the hardest hit. The almost universal decline in growth stocks had a significant adverse impact on the Fund's performance. Despite the challenging investment environment, the Fund benefited from some pockets of opportunity. Diverse holdings such as Bed Bath & Beyond (1.8%*), Cardinal Health (1.9%*), El Paso (1.9%*) and AOL Time Warner (1.9%*) contributed positively to the Fund's performance.

   We believe that the HIGHLIGHTED STOCKS(SM) are positioned to perform well over time. Investments relatively well positioned for a period of high uncertainty include those providing a return up front through dividends, those with stable businesses, those selling everyday necessities rather than discretionary big-ticket items and those with business models based on recurring revenues such as subscriptions or licenses. In the current environment, it is useful to identify companies that are well positioned for a period of high uncertainty. In such a period, the market will pay up for investments that offer rewards in the present, not the future. HIGHLIGHTED STOCKS meeting these criteria include AOL Time Warner, with about 44% of revenues derived from subscriptions; PepsiCo, a leader in snack foods and beverages with a strong earnings momentum; and Pfizer, a defensive play in pharmaceuticals. Although Pfizer was an underperformer last year, it has strong top-line growth, with anticipated double-digit revenue growth, and a solid pipeline of pharmaceuticals under development.

   Looking ahead we face a great deal of uncertainty. However, interest rate cuts, tax cuts, lower energy costs and the working down of inventory levels point to the possibility of a rebound in the markets. UBS Warburg's Global Investment Strategy Group has joined forces with UBS Warburg's Global Sector Coordinators and Sector Strategists in maintaining the HIGHLIGHTED STOCKS list and will continue to identify investment themes based on the emerging trends the Group has spotted through its economic, social and political data analysis.

[SIDENOTE]
HIGHLIGHTED STOCKS LIST AS OF SEPTEMBER 30, 2001+ (CONTINUED)
Liberty Media
Microsoft
Nextel
Nokia
PepsiCo
Pfizer
Pharmacia
PNC Financial Services
  Group
Quest Diagnostics
St. Jude Medical
Scientific-Atlanta
Staples
Taiwan Semiconductor
TMP Worldwide
United Microelectronics
U.S. Bancorp
Viacom
Vodafone
Wal-Mart Stores
Walgreen
Waters Corp.
Wells Fargo & Co.

+ Investment themes and the stocks on the HIGHLIGHTED STOCKS list are subject to change. The Fund's portfolio changes as names on the list change.

   Current Themes include:

THE GRAY WAVE
   Thanks to a muted business cycle, low inflation, greater productivity and improved longevity, consumers will earn more over the course of an expanded lifetime of work. Beneficiaries include: selected growth retailers, leisure, health and financial services firms.

INFORMATION REVOLUTION
   As has been the case in the U.S., a global GDP shift will see ongoing shrinkage in the agriculture, mining and construction sectors, a decline in importance of the manufacturing sector, and rapid growth in the service/information sector. Technology is the irrevocable building block of this revolution. While cyclicality will periodically obfuscate growth, technology, media and telecommunications are inexorably the building blocks of the Information Age.

GIGANTECHS
   Massive consolidation in the tech sector will lead to the emergence of a small number of "GiganTechs" over the next five to ten years. GiganTechs are companies that will dominate the technologies and platforms of major segments of the DNE (Digitally Networked Ecosystem).

TRANSFORMERS
   "Structure," as much as macro factors (industry, sector, etc.) will determine success in the Information Age. Winners will be those companies that focus on their "core competency," or facilitate others to focus on their "core competency." Transformers are moving from bureaucratic, vertically/horizontally integrated organizations where non-core operations are divested and horizontal support functions are outsourced.

   The Global Investment Strategy Group continues to identify investment themes based on the emerging trends the Group has spotted through economic, social and political data analysis. Additions and deletions to the HIGHLIGHTED STOCKS list based on the Group's core investment themes are made by UBS Warburg's Global Sector Coordinators and Sector Strategists in consultation with the Global Investment Strategy Group.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                       9/30/01                  3/31/01
----------------------------------------------------------------------------------------
Median Market Capitalization (bln)                       $31.1                    $31.5
Average Market Capitalization (bln)                      $50.6                    $63.0
Net Assets (mm)                                         $623.2                   $882.6
Number of Securities                                        53                       42
Stocks                                                    99.2%                     100%
Cash and Other Assets in Excess of Liabilities             0.8%                       0%
----------------------------------------------------------------------------------------


TOP FIVE SECTORS*                  9/30/01                                      3/31/01
----------------------------------------------------------------------------------------
Consumer Cyclicals                    20.9%   Technology                           40.2%
Technology                            20.6    Financials                           16.8
Financials                            20.5    Health Care                          16.7
Health Care                           16.4    Consumer Cyclicals                   12.0
Utilities                              7.6    Utilities                            12.0
----------------------------------------------------------------------------------------
Total                                 86.0%   Total                                97.7%


TOP TEN HOLDINGS*                  9/30/01                                      3/31/01
----------------------------------------------------------------------------------------
Staples                                2.1%   Nextel Communications                 2.5%
Coach                                  2.0    Bed Bath & Beyond                     2.4
Nextel Communications                  2.0    General Motors                        2.4
Cisco Systems                          2.0    Merrill Lynch                         2.4
Delta Air Lines                        2.0    Fifth Third Bancorp                   2.4
Liberty Media                          2.0    PerkinElmer                           2.4
Taiwan Semiconductor Manufacturing     1.9    AOL Time Warner                       2.4
El Paso                                1.9    Verizon Communications                2.4
Check Point Software Technologies      1.9    U.S. Bancorp                          2.4
American Express                       1.9    Pfizer                                2.4
----------------------------------------------------------------------------------------
Total                                 19.7%   Total                                24.1%



* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds(1), please contact your financial advisor or visit us at www.ubspainewebber.com.

Sincerely,

/s/ BRIAN M. STORMS                     /s/ T. KIRKHAM BARNEBY

BRIAN M. STORMS                         T. KIRKHAM BARNEBY
President and                           Managing Director and
Chief Operating Officer                 Chief Investment Officer -
Brinson Advisors, Inc.                  Quantitative Investments
                                        Brinson Advisors, Inc.
                                        Portfolio Manager,
                                        Brinson Strategy Fund

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

   HIGHLIGHTED STOCKS is a service mark of UBS PaineWebber Inc.




(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE RESULTS (UNAUDITED)

                                          NET ASSET VALUE                                TOTAL RETURN(1)
                              -----------------------------------------        -----------------------------------
                                                                                  12 MONTHS            6 MONTHS
                              09/30/01        03/31/01         09/30/00        ENDED 09/30/01       ENDED 09/30/01
------------------------------------------------------------------------------------------------------------------
Class A Shares                  $4.50           $5.72            $8.69             (48.22)%             (21.33)%
Class B Shares                   4.44            5.66             8.63             (48.55)              (21.55)
Class C Shares                   4.44            5.66             8.63             (48.55)              (21.55)


PERFORMANCE SUMMARY CLASS A SHARES

                                                                     NET ASSET VALUE
                                                               --------------------------
PERIOD COVERED                                                 BEGINNING           ENDING          TOTAL RETURN(1)
------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                $10.00            $10.22                2.20%
2000                                                              10.22              7.01              (31.41)
01/01/01-09/30/01                                                  7.01              4.50              (35.81)

                                                              CUMULATIVE TOTAL RETURN AS OF 09/30/01:  (55.00)%


PERFORMANCE SUMMARY CLASS B SHARES

                                                                     NET ASSET VALUE
                                                               --------------------------
PERIOD COVERED                                                 BEGINNING           ENDING          TOTAL RETURN(1)
------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                $10.00            $10.22                2.20%
2000                                                              10.22              6.96              (31.90)
01/01/01-09/30/01                                                  6.96              4.44              (36.21)

                                                              CUMULATIVE TOTAL RETURN AS OF 09/30/01:  (55.60)%


PERFORMANCE SUMMARY CLASS C SHARES

                                                                      NET ASSET VALUE
                                                               --------------------------
PERIOD COVERED                                                 BEGINNING           ENDING          TOTAL RETURN(1)
------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                $10.00            $10.22                2.20%
2000                                                              10.22              6.96              (31.90)
01/01/01-09/30/01                                                  6.96              4.44              (36.21)

                                                              CUMULATIVE TOTAL RETURN AS OF 09/30/01:  (55.60)%

(1) Figures assume reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors. For the year ended September 30, 2001 and since inception, December 2, 1999 through September 30, 2001, Class Y shares have a total return of (47.99)% and (54.70)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 2001

NUMBER OF
 SHARES                                                                VALUE
---------                                                          -------------
COMMON STOCKS--99.19%
AIRLINES--1.96%
  464,200  Delta Air Lines, Inc.                                   $  12,231,670
                                                                   -------------
APPAREL, TEXTILES--2.03%
  476,900  Coach, Inc.*                                               12,642,619
                                                                   -------------
BANKS--14.93%
  339,400  Bank of New York Co., Inc.                                 11,879,000
  283,600  Citigroup, Inc.                                            11,485,800
  189,600  Fifth Third Bancorp.                                       11,656,608
  324,300  FleetBoston Financial Corp.                                11,918,025
  341,400  J.P. Morgan Chase & Co.                                    11,658,810
  200,700  PNC Financial Services Group                               11,490,075
  516,600  U.S. Bancorp                                               11,458,188
  258,800  Wells Fargo & Co.                                          11,503,660
                                                                   -------------
                                                                      93,050,166
                                                                   -------------
COMPUTER HARDWARE & BUSINESS MACHINES--3.76%
1,006,000  Cisco Systems, Inc.*                                       12,253,080
  951,100  EMC Corp.                                                  11,175,425
                                                                   -------------
                                                                      23,428,505
                                                                   -------------
COMPUTER SOFTWARE--9.34%
  495,100  Adobe Systems, Inc.(1)                                     11,872,498
1,218,503  BEA Systems, Inc.*                                         11,685,444
  251,100  Electronic Arts, Inc.*                                     11,467,737
  125,600  IBM Corp.                                                  11,592,880
  226,400  Microsoft Corp.*                                           11,584,888
                                                                   -------------
                                                                      58,203,447
                                                                   -------------
DIVERSIFIED RETAIL--3.64%
  236,500  Kohl's Corp.*                                              11,352,000
  228,900  Wal-Mart Stores, Inc.                                      11,330,550
                                                                   -------------
                                                                      22,682,550
                                                                   -------------
DRUGS & MEDICINE--9.15%
  190,200  Amgen, Inc.*                                               11,178,054
  151,900  Aventis S.A., ADR                                          11,406,171
  156,700  Cardinal Health, Inc.                                      11,587,965
  284,500  Pfizer, Inc.                                               11,408,450
  282,300  Pharmacia Corp.                                            11,450,088
                                                                   -------------
                                                                      57,030,728
                                                                   -------------
ELECTRIC UTILITIES--1.82%
  254,100  Exelon Corp.                                               11,332,860
                                                                   -------------
ENERGY RESERVES--1.94%
  290,300  El Paso Corp.                                              12,061,965
                                                                   -------------
ENTERTAINMENT--3.75%
  349,550  AOL Time Warner, Inc.*                                     11,570,105
  342,700  Viacom, Inc., Class B*                                     11,823,150
                                                                   -------------
                                                                      23,393,255
                                                                   -------------
FINANCIAL SERVICES--3.75%
  411,800  American Express Co.                                       11,966,908
  175,200  Federal Home Loan Mortgage Corp.                           11,388,000
                                                                   -------------
                                                                      23,354,908
                                                                   -------------
FOOD & BEVERAGE--1.80%
  231,300  PepsiCo, Inc.                                           $  11,218,050
                                                                   -------------
INFORMATION & COMPUTER SERVICES--1.85%
  405,600  TMP Worldwide, Inc.*(1)                                    11,514,984
                                                                   -------------
INTERNET--1.93%
  546,300  Check Point Software Technologies
             Ltd.*                                                    12,029,526
                                                                   -------------
LONG DISTANCE & PHONE COMPANIES--1.89%
  794,600  America Movil
             S.A. de C.V., ADR, Series L                              11,783,918
                                                                   -------------
MANUFACTURING-HIGH TECHNOLOGY--5.60%
1,875,300  JDS Uniphase Corp.*(1)                                     11,851,896
  713,400  Nokia Corp., ADR                                           11,164,710
  677,100  Scientific-Atlanta, Inc.                                   11,883,105
                                                                   -------------
                                                                      34,899,711
                                                                   -------------
MEDIA--3.85%
  296,800  Clear Channel Communications*                              11,797,800
  962,400  Liberty Media Corp., Class A*                              12,222,480
                                                                   -------------
                                                                      24,020,280
                                                                   -------------
MEDICAL PRODUCTS--5.47%
  205,400  Baxter International, Inc.                                 11,307,270
  166,300  St. Jude Medical, Inc.*                                    11,383,235
  319,400  Waters Corp.*                                              11,424,938
                                                                   -------------
                                                                      34,115,443
                                                                   -------------
MEDICAL PROVIDERS--1.81%
  182,800  Quest Diagnostics, Inc.*                                   11,278,760
                                                                   -------------
MINING & METALS--1.85%
1,338,209  BHP Billiton Ltd., ADR(1)                                  11,508,597
                                                                   -------------
OTHER INSURANCE--1.85%
  195,900  Hartford Financial
             Services Group, Inc.                                     11,507,166
                                                                   -------------
SEMICONDUCTOR--3.76%
1,273,460  Taiwan Semiconductor
             Manufacturing Co. Ltd., ADR(1)                           12,085,136
2,136,145  United Microelectronics
             Corp., ADR(1)                                            11,364,291
                                                                   -------------
                                                                      23,449,427
                                                                   -------------
SPECIALTY RETAIL--7.61%
  437,900  Bed, Bath & Beyond, Inc.*                                  11,148,934
  306,400  Home Depot, Inc.                                           11,756,568
  978,200  Staples, Inc.*                                             13,058,970
  332,600  Walgreen Co.                                               11,451,418
                                                                   -------------
                                                                      47,415,890
                                                                   -------------
WIRELESS TELECOMMUNICATIONS--3.85%
1,422,400  Nextel Communications, Inc.*                               12,317,984
  532,600  Vodafone Group PLC, ADR                                    11,695,896
                                                                   -------------
                                                                      24,013,880
                                                                   -------------
Total Common Stocks (cost--$789,012,839)                             618,168,305
                                                                   -------------

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                 DATE             RATE             VALUE
---------                                                          --------------    -------------    ------------
REPURCHASE AGREEMENT--0.60%
$   3,731  Repurchase Agreement dated 09/28/01 with Societe
           Generale, collateralized by $3,655,000 U.S Treasury
           Notes, 6.375% due 08/15/02; (value--$3,805,769);
           proceeds: $3,731,995; (cost--$3,731,000)                   10/01/01           3.200%       $  3,731,000
                                                                                                      ------------
Total Investments (cost--$792,743,839)--99.79%                                                         621,899,305
Other assets in excess of liabilities--0.21%                                                             1,313,015
                                                                                                      ------------
Net Assets--100.00%                                                                                   $623,212,320
                                                                                                      ============

------------------
*     Non-income producing security.
(1)   Security, or portion thereof, was on loan at September 30, 2001.
ADR   American Depositary Receipt.






                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                           SEPTEMBER 30, 2001

ASSETS
Investments in securities, at value (cost--$792,743,839)                                          $  621,899,305
Investments of cash collateral received for securities loaned, at value (cost--$29,668,400)           29,668,400
Cash                                                                                                         163
Receivable for investments sold                                                                       53,205,060
Receivable for shares of beneficial interest sold                                                        544,635
Dividends and interest receivable                                                                        447,541
Other assets                                                                                             105,356
                                                                                                  --------------
Total assets                                                                                         705,870,460
                                                                                                  --------------
LIABILITIES
Payable for investments purchased                                                                     48,944,836
Collateral for securities loaned                                                                      29,668,400
Payable for shares of beneficial interest repurchased                                                  2,871,924
Payable to affiliates                                                                                    831,105
Accrued expenses and other liabilities                                                                   341,875
                                                                                                  --------------
Total liabilities                                                                                     82,658,140
                                                                                                  --------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited number authorized)                                1,527,334,574
Accumulated net investment loss                                                                         (887,081)
Accumulated net realized loss from investment and futures transactions                              (732,390,639)
Net unrealized depreciation of investments                                                          (170,844,534)
                                                                                                  --------------
Net assets                                                                                        $  623,212,320
                                                                                                  ==============

CLASS A:
Net assets                                                                                        $  193,022,617
                                                                                                  --------------
Shares outstanding                                                                                    42,854,977
                                                                                                  --------------
Net asset value and redemption value per share                                                             $4.50
                                                                                                           =====
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price)            $4.71
                                                                                                           =====

CLASS B:
Net assets                                                                                        $  248,609,436
                                                                                                  --------------
Shares outstanding                                                                                    55,984,940
                                                                                                  --------------
Net asset value and offering price per share                                                               $4.44
                                                                                                           =====

CLASS C:
Net assets                                                                                        $  176,912,634
                                                                                                  --------------
Shares outstanding                                                                                    39,835,474
                                                                                                  --------------
Net asset value and offering price per share                                                               $4.44
                                                                                                           =====

CLASS Y:
Net assets                                                                                          $  4,667,633
                                                                                                  --------------
Shares outstanding                                                                                     1,030,957
                                                                                                  --------------
Net asset value, offering price and redemption value per share                                             $4.53
                                                                                                           =====


                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                  FOR THE YEAR
                                                                                                      ENDED
                                                                                               SEPTEMBER 30, 2001
                                                                                               ------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $150,370)                                           $   6,000,134
Interest (net of interest expense of $47,625)                                                          190,902
                                                                                                 -------------
                                                                                                     6,191,036
                                                                                                 -------------
EXPENSES:
Investment advisory and administration                                                               7,687,649
Service fees-- Class A                                                                                 783,722
Service and distribution fees-- Class B                                                              4,070,396
Service and distribution fees-- Class C                                                              2,932,263
Transfer agency and related services fees                                                            1,307,725
State registration                                                                                     278,037
Reports and notices to shareholders                                                                    230,977
Custody and accounting                                                                                 217,409
Professional fees                                                                                      110,903
Trustees' fees                                                                                          10,500
Other expenses                                                                                          25,042
                                                                                                 -------------
                                                                                                    17,654,623
Less: Fee waivers from advisor                                                                          (7,905)
                                                                                                 -------------
Net expenses                                                                                        17,646,718
                                                                                                 -------------
Net investment loss                                                                                (11,455,682)
                                                                                                 -------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized losses from:
  Investment transactions                                                                         (517,665,595)
  Futures transactions                                                                                (126,442)
Net change in unrealized appreciation/depreciation of investments                                 (142,183,997)
                                                                                                 -------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES                                       (659,976,034)
                                                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $(671,431,716)
                                                                                                 =============


                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR      DECEMBER 2, 1999+
                                                                                      ENDED               THROUGH
                                                                               SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                                               ------------------   ------------------
FROM OPERATIONS:
Net investment loss                                                             $  (11,455,682)       $  (17,486,178)
Net realized loss from investment and futures transactions                        (517,792,037)         (214,598,602)
Net change in unrealized appreciation/depreciation of investments                 (142,183,997)          (28,660,537)
                                                                                --------------        --------------
Net decrease in net assets resulting from operations                              (671,431,716)         (260,745,317)
                                                                                --------------        --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                               165,852,763         2,506,332,323
Cost of shares repurchased                                                        (417,979,623)         (698,816,120)
                                                                                --------------        --------------
Net increase (decrease) in net assets from beneficial interest transactions       (252,126,860)        1,807,516,203
                                                                                --------------        --------------
Net increase (decrease) in net assets                                             (923,558,576)        1,546,770,886

NET ASSETS:
Beginning of period                                                              1,546,770,896                    10
                                                                                --------------        --------------
End of period                                                                   $  623,212,320        $1,546,770,896
                                                                                ==============        ==============


--------------------
+ Commencement of operations.


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Brinson Strategy Fund (the "Fund") is a diversified series of Brinson Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation.

   Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting rights except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for the portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., the investment advisor, administrator and principal underwriter of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized. Variation margin calls could be substantial in the event of adverse price movements.

   Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

   There were no outstanding futures contracts at September 30, 2001.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At September 30, 2001, the Fund owed Brinson Advisors $410,010 in investment advisory and administration fees.

   For the year ended September 30, 2001, Brinson Advisors waived $7,905 of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Brinson Private Money Market Fund LLC.

   For the year ended September 30, 2001, the Fund paid no brokerage commissions to UBS PaineWebber because no transactions with UBS PaineWebber were executed on behalf of the Fund.

DISTRIBUTION PLANS

   Brinson Advisors is the principal underwriter of the Fund's shares and has appointed selected dealers for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Brinson Advisors monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At September 30, 2001, the Fund owed Brinson Advisors $415,916 in service and distribution fees.

   Brinson Advisors also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Brinson Advisors has informed the Fund that for the year ended September 30, 2001, it earned $3,455,745 in sales charges.

TRANSFER AGENCY AND RELATED SERVICES FEES

   UBS PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended September 30, 2001, UBS PaineWebber received from PFPC, Inc., not the Fund, approximately 54% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Brinson Advisors, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights. However, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended September 30, 2001, the Fund earned $122,638 for lending securities. The Fund's lending agent is UBS PaineWebber, who earned $42,262 in compensation from the Fund in that capacity for the year ended September 30, 2001. At September 30, 2001, the Fund owed UBS PaineWebber $5,179 in compensation.

   As of September 30, 2001, the Fund held cash having an aggregate value of $29,668,400 as collateral for portfolio securities loaned having a market value of $29,767,135 which was invested in the following money market funds:

 NUMBER OF
  SHARES                                                                                         VALUE
----------                                                                                       -----
 8,096,830  AIM Liquid Assets Portfolio                                                      $ 8,096,830
        34  AIM Prime Portfolio                                                                       34
21,570,979  Brinson Private Money Market Fund LLC                                             21,570,979
       557  Scudder Institutional Fund, Inc                                                          557
                                                                                             -----------
            Total investments of cash collateral for securities loaned (cost--$29,668,400)   $29,668,400
                                                                                             ===========

BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Brinson Advisors in a $300 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended September 30, 2001, the Fund borrowed a daily weighted average balance of $3,429,400 at a weighted average interest rate of 5.71%.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at September 30, 2001 was $905,417,864. At September 30, 2001, the components of net unrealized depreciation of investments were as follows:

          Gross appreciation (investments having an excess of value over cost)         $    7,494,524
          Gross depreciation (investments having an excess of cost over value)           (291,013,083)
                                                                                       --------------
          Net unrealized depreciation of investments                                   $ (283,518,559)
                                                                                       ==============

   For the year ended September 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

          Purchases                                                                    $2,520,440,028
          Sales                                                                        $2,795,515,660

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended September 30, 2001, accumulated net investment loss was increased by $11,455,682, and beneficial interest was decreased by $11,455,682.

   At September 30, 2001, the Fund had a net capital loss carryforward of $247,721,022, available as a reduction, to the extent provided in the regulations, of future net realized capital gains. These losses will expire as follows: $104,630,955 by September 30, 2008 and $143,090,067 by September 30,
2009. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $371,995,592 of net realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on October 1, 2001.

BENEFICIAL INTEREST

   There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                           CLASS A                        CLASS B                        CLASS C
                                 -----------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES          AMOUNT         SHARES          AMOUNT
                                 -----------   -------------   -----------    -------------   -----------    -------------
YEAR ENDED
SEPTEMBER 30, 2001:
Shares sold                       11,188,793   $  76,770,522     6,538,061    $  43,746,547     6,411,781    $  43,199,919
Shares repurchased               (21,962,418)   (146,690,990)  (21,937,451)    (143,805,246)  (17,463,981)    (112,377,400)
Shares converted from
  Class B to Class A                  17,955         116,608       (18,215)        (116,608)           --               --
                                 -----------   -------------   -----------    -------------   -----------    -------------
Net decrease                     (10,755,670)  $ (69,803,860)  (15,417,605)   $(100,175,307)  (11,052,200)   $ (69,177,481)
                                 ===========   =============   ===========    =============   ===========    =============

FOR THE PERIOD
DECEMBER 2, 1999+ THROUGH
SEPTEMBER 30, 2000:
Shares sold                       88,356,634   $ 879,833,720    90,925,032    $ 904,509,062    67,312,424    $ 670,146,284
Shares repurchased               (34,747,392)   (334,582,875)  (19,521,078)    (185,100,658)  (16,424,750)    (156,609,457)
Shares converted from
  Class B to Class A                   1,404          13,226        (1,409)         (13,226)           --               --
                                 -----------   -------------   -----------    -------------   -----------    -------------
Net increase                      53,610,646   $ 545,264,071    71,402,545    $ 719,395,178    50,887,674    $ 513,536,827
                                 ===========   =============   ===========    =============   ===========    =============


                                            CLASS Y
                                   --------------------------
                                     SHARES         AMOUNT
                                   ----------    ------------
YEAR ENDED
SEPTEMBER 30, 2001:
Shares sold                           320,816    $  2,135,775
Shares repurchased                 (2,187,323)    (15,105,987)
Shares converted from
  Class B to Class A                       --              --
                                   ----------    ------------
Net decrease                       (1,866,507)   $(12,970,212)
                                   ==========    ============

FOR THE PERIOD
DECEMBER 2, 1999+ THROUGH
SEPTEMBER 30, 2000:
Shares sold                         5,205,566    $ 51,843,257
Shares repurchased                 (2,308,102)    (22,523,130)
Shares converted from
  Class B to Class A                       --              --
                                   ----------    ------------
Net increase                        2,897,464    $ 29,320,127
                                   ==========    ============

-------------------
+  Commencement of operations.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             CLASS A                                      CLASS B
                                             ------------------------------------------   ------------------------------------------
                                                                      FOR THE PERIOD                              FOR THE PERIOD
                                                 FOR THE YEAR        DECEMBER 2, 1999+        FOR THE YEAR      DECEMBER 2, 1999+
                                                    ENDED                THROUGH             ENDED THROUGH          THROUGH
                                             SEPTEMBER 30, 2001     SEPTEMBER 30, 2000    SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                             ------------------   ---------------------   ------------------   ---------------------
Net asset value, beginning of period              $   8.69               $  10.00              $   8.63               $  10.00
                                                  --------               --------              --------               --------
Net investment loss                                  (0.04)@                (0.06)                (0.09)@                (0.12)
Net realized and unrealized losses from
  investment and futures transactions                (4.15)@                (1.25)                (4.10)@                (1.25)
                                                  --------               --------              --------               --------
Total decrease from investment operations            (4.19)                 (1.31)                (4.19)                 (1.37)
                                                  --------               --------              --------               --------
Net asset value, end of period                    $   4.50               $   8.69              $   4.44               $   8.63
                                                  ========               ========              ========               ========
Total investment return(1)                          (48.22)%               (13.10)%              (48.55)%               (13.70)%
                                                  ========               ========              ========               ========
Ratios/Supplemental Data:
Net assets, end of period (000's)                 $193,023               $465,776              $248,609               $616,435
Expenses to average net assets, net of
  waivers from advisor(2)                             1.19%                  1.16%*                1.97%                  1.93%*
Net investment loss to average net
  assets, net of waivers from advisor(2)             (0.59)%                (0.63)%*              (1.37)%                (1.41)%*
Portfolio turnover rate                                244%                   121%                  244%                   121%

------------------
+   Commencement of operations.
*   Annualized.
@   Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) For the year ended September 30, 2001 and for the period December 2, 1999 through September 30, 2000, Brinson Advisors waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

BRINSON STRATEGY FUND

                                                             CLASS C                                      CLASS Y
                                             ------------------------------------------   ------------------------------------------
                                                                      FOR THE PERIOD                              FOR THE PERIOD
                                                 FOR THE YEAR        DECEMBER 2, 1999+        FOR THE YEAR      DECEMBER 2, 1999+
                                                    ENDED                THROUGH             ENDED THROUGH          THROUGH
                                             SEPTEMBER 30, 2001     SEPTEMBER 30, 2000    SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                             ------------------   ---------------------   ------------------   ---------------------
Net asset value, beginning of period              $   8.63              $  10.00               $  8.71                $ 10.00
                                                  --------              --------               -------                -------
Net investment loss                                  (0.09)@               (0.12)                (0.02)@                (0.03)
Net realized and unrealized losses from
  investment and futures transactions                (4.10)@               (1.25)                (4.16)@                (1.26)
                                                  --------              --------               -------                -------
Total decrease from investment operations            (4.19)                (1.37)                (4.18)                 (1.29)
                                                  --------              --------               -------                -------
Net asset value, end of period                    $   4.44              $   8.63               $  4.53                $  8.71
                                                  ========              ========               =======                =======
Total investment return(1)                          (48.55)%              (13.70)%              (47.99)%               (12.90)%
                                                  ========              ========               =======                =======
Ratios/Supplemental Data:
Net assets, end of period (000's)                 $176,913              $439,329               $ 4,668                $25,231
Expenses to average net assets, net of
  waivers from advisor(2)                             1.97%                 1.93%*                0.93%                  0.89%*
Net investment loss to average net
  assets, net of waivers from advisor(2)             (1.37)%               (1.41)%*              (0.35)%                (0.37)%*
Portfolio turnover rate                                244%                  121%                  244%                   121%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Board of Trustees and Shareholders of
Brinson Strategy Fund

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brinson Strategy Fund (the "Fund"), as of September 30, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from December 2, 1999 to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Strategy Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 2, 1999 to September 30, 2000, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP


New York, New York
October 29, 2001

TRUSTEES

E. Garrett Bewkes, Jr.                    George W. Gowen
CHAIRMAN
                                          William W. Hewitt
Margo N. Alexander
                                          Morton Janklow
Richard Q. Armstrong
                                          Frederic V. Malek
David J. Beaubien
                                          Carl W. Schafer
Richard R. Burt
                                          William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                           Paul H. Schubert
PRESIDENT                                 VICE PRESIDENT AND TREASURER

Amy R. Doberman                           T. Kirkham Barneby
VICE PRESIDENT AND SECRETARY              VICE PRESIDENT


INVESTMENT ADVISOR,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114








THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                            BRINSON ADVISORS

                            (C)2001 Brinson Advisors, Inc.
                            All Rights Reserved

BRINSON
STRATEGY
FUND

SEPTEMBER 30, 2001


ANNUAL REPORT